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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 16, 2002


                               FACTUAL DATA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Colorado
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-24205                                         84-1449911
------------------------                   -------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification  No.)



                              5200 Hahns Peak Drive
                            Loveland, Colorado 80538
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (970) 663-5700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On May 16, 2002, the registrant announced that it had signed a non-binding letter of intent to be acquired by Fidelity National Information Services, Inc. It corrected a sentence in the press release later in the day. See the attached corrected press release filed herewith as an exhibit for further details.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

         Exhibit No.            Description
         -----------            -----------
             2.2                Corrected press release dated May 16, 2002



                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FACTUAL DATA CORP.



Date:  May 20, 2002                      By: /s/ J.H. Donnan
                                            ------------------------------------
                                            J.H. Donnan, Chief Executive Officer



                                       3
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                                 EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------
    2.2               Corrected press release dated May 16, 2002